UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
May 31, 2017

Table of Contents

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND

Sector Allocation	1
Performance Information	1
Schedule of Investments	2
Statement of Assets and Liabilities	4
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6

NOTES TO FINANCIAL STATEMENTS	7

DISCLOSURE OF EXPENSES	13

ADDITIONAL INFORMATION	14

Christopher Weil & Company Core Investment Fund (Unaudited)

                   CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
                                                   Sector Allocation (Unaudited)
                                                      (As a Percentage of Net Assets)

                       *Net Cash represents cash equivalents and other assets in excess of liabilities.

PERFORMANCE INFORMATION

May 31, 2017 NAV $14.67

Average Annual Total Returns for the Periods Ended May 31, 2017.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Christopher Weil & Company Core Investment Fund	13.53%	5.58%	11.00%	11.28%
S&P 500® Index (B)	17.47%	10.14%	15.42%	15.38%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 2/28/17): Gross – 1.51%; Net – 1.24%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because of the application of waivers as described in Note 4.

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Semi-Annual Report 1

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		May 31, 2017 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Computer Programming, Data Processing, Etc.
12,615	Facebook, Inc. Class A *	$1,910,668
1,160	Alphabet Inc. Class A *	1,145,024
978	Alphabet Inc. Class C *	943,633
		3,999,325
Total for Communications		3,999,325	11.47%

CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
15,710	The Walt Disney Co.	1,695,737
General Building Contractors - Residential Buildings
3,400	Lennar Corporation	174,454
Retail - Apparel & Accessory Stores
41,200	Hanesbrands Inc.	850,780
Retail - Family Clothing Stores
10,820	The TJX Companies, Inc.	813,772
Retail - Variety Stores
9,420	Five Below, Inc. *	483,246
Total for Consumer Discretionary		4,017,989	11.52%

CONSUMER STAPLES
Food And Kindred Products
28,000	The Hain Celestial Group, Inc. *	978,040
Total for Consumer Staples		978,040	2.80%

FINANCIALS
Banks
10,100	First Republic Bank	930,210
Investment Advice
7,375	Affiliated Managers Group, Inc.	1,134,644
State Commercial Banks
6,900	SVB Financial Group *	1,176,450
Total for Financials		3,241,304	9.30%

HEALTH CARE
Biological Products, (No Diagnostic Substances)
1,000	Amgen Inc.	155,240
Laboratory Analytical Instruments
7,000	Illumina, Inc. *	1,241,520
Pharmaceutical Preparations
6,150	Allergan plc (Ireland)	1,376,063
2,500	Jazz Pharmaceuticals plc * (Ireland)	363,900
		1,739,963
Total for Health Care		3,136,723	9.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2017 Semi-Annual Report 2

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		May 31, 2017 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS

INDUSTRIALS
Air Transportation, Scheduled
19,100	Alaska Air Group, Inc.	$1,662,655
12,900	Spirit Airlines, Inc. *	684,990
		2,347,645
Services - Computer Processing & Data Preparation
16,510	Verisk Analytics, Inc. Class A *	1,335,494
Total for Industrials		3,683,139	10.56%

INFORMATION TECHNOLOGY
Computer Peripheral Equipment, NEC
32,900	Fortinet, Inc. *	1,294,286
Electronic Computers
22,456	Apple Inc.	3,430,379
Semiconductors & Related Devices
3,250	NXP Semiconductors N.V. * (Netherlands)	357,175
27,800	SolarEdge Technologies, Inc. *	517,080
25,000	SunPower Corporation *	196,750
		1,071,005
Services - Computer Programming, Data Processing, Etc.
10,000	Sabre Corporation	224,300
11,400	The Trade Desk, Inc. *	627,000
		851,300
Services - Computer Programming Services
22,500	Amdocs Limited (Island of Guernsey)	1,457,550
Services - Prepackaged Software
10,000	Intuit Inc.	1,406,400
Total for Information Technology		9,510,920	27.28%

MATERIALS
Chemicals & Allied Products
20,000	FMC Corporation	1,507,400
Paints, Varnishes, Lacquers, Enamels & Allied Products
9,480	PPG Industries, Inc.	1,008,293
Total for Materials		2,515,693	7.21%
Total for Common Stocks (Cost $22,452,747)		$31,083,133	89.14%

MONEY MARKET FUNDS
3,647,019	Invesco Short-Term Investments Trust Treasury Portfolio
	Institutional Class 0.67%**	3,647,019	10.46%
	(Cost $3,647,019)
Total Investment Securities		34,730,152	99.60%
	(Cost $26,099,766)
Other Assets in Excess of Liabilities		139,210	0.40%
Net Assets		$34,869,362	100.00%

* Non-Income Producing Securities. ** The rate shown was the 7-day yield at May 31, 2017. The accompanying notes are an integral part of these financial statements.

2017 Semi-Annual Report 3

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities (Unaudited)
May 31, 2017

Assets:
Investment Securities at Fair Value	$34,730,152
(Cost $26,099,766)
Dividends Receivable	24,538
Interest Receivable	2,350
Receivable for Securities Sold	69,199
Receivable for Shareholder Purchases	80,000
Total Assets	34,906,239
Liabilities:
Payable for Management Fees	22,126
Payable for Services Fees	14,751
Total Liabilities	36,877
Net Assets	$34,869,362
Net Assets Consist of:
Paid In Capital	$24,143,817
Accumulated Undistributed Net Investment Income (Loss)	(189,586)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	2,284,745
Unrealized Appreciation (Depreciation) in Value of Investments - Net	8,630,386
Net Assets, for 2,377,509 Shares Outstanding	$34,869,362
(Unlimited number of shares authorized without par value)

Net Asset Value and Offering Price (Note 2)	$14.67
Minimum Redemption Price Per Share ($14.67 * 0.98) (Note 2)	$14.38

Statement of Operations (Unaudited)
For the six months ended May 31, 2017

Investment Income:
Dividends (Net of Foreign Withholding Taxes and ADR Fees of $0)	$155,537
Interest	10,208
Total Investment Income	165,745
Expenses:
Management Fees	176,694
Services Fees	88,347
Total Expenses	265,041
Less: Management Fees Waived (Note 4)	(44,174)
Less: Services Fees Waived (Note 4)	(1,342)
Net Expenses	219,525

Net Investment Income (Loss)	(53,780)

Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Options Written:
Net Realized Gain (Loss) on Investments	2,373,122
Net Realized Gain (Loss) on Options Purchased	(47,764)
Net Realized Gain (Loss) on Options Written	(3,402)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,799,717
Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and
Options Written	4,121,673

Net Increase (Decrease) in Net Assets from Operations	$4,067,893

The accompanying notes are an integral part of these financial statements.

2017 Semi-Annual Report 4

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets
	(Unaudited)
	12/1/2016	12/1/2015
	to	to
	5/31/2017	11/30/2016
From Operations:
Net Investment Income (Loss)	$(53,780)	$(142,128)
Net Realized Gain (Loss) on Investments, Options Purchased
and Options Written	2,321,956	225,492
Change in Net Unrealized Appreciation (Depreciation)	1,799,717	(318,396)
Increase (Decrease) in Net Assets from Operations	4,067,893	(235,032)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	(225,478)	(2,719,562)
Total Distributions to Shareholders	(225,478)	(2,719,562)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,550,300	2,465,063
Proceeds from Redemption Fees (Note 2)	126	105
Shares Issued on Reinvestment of Dividends	225,478	2,719,562
Cost of Shares Redeemed	(7,359,919)	(4,864,803)
Net Increase (Decrease) from Shareholder Activity	(5,584,015)	319,927
Net Increase (Decrease) in Net Assets	(1,741,600)	(2,634,667)

Net Assets at Beginning of Period	36,610,962	39,245,629
Net Assets at End of Period	$34,869,362	$36,610,962

Accumulated Undistributed Net Investment Income (Loss)	$(189,586)	$(135,806)

Share Transactions:
Issued	109,756	193,906
Reinvested	16,814	210,492
Redeemed	(529,312)	(376,792)
Net Increase (Decrease) in Shares	(402,742)	27,606
Shares Outstanding Beginning of Period	2,780,251	2,752,645
Shares Outstanding End of Period	2,377,509	2,780,251

The accompanying notes are an integral part of these financial statements.

2017 Semi-Annual Report 5

Christopher Weil & Company Core Investment Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/1/2016		12/1/2015		12/1/2014		12/1/2013		12/1/2012	12/21/2011*
	to		to		to		to		to	to
	5/31/2017		11/30/2016		11/30/2015		11/30/2014		11/30/2013	11/30/2012
Net Asset Value - Beginning of Period	$13.17		$14.26		$14.70		$14.21		$10.98	$10.00
Net Investment Income (Loss) (a)	(0.02)		(0.05)		(0.08)		(0.14)		(0.04)	0.03
Net Gains (Loss) on Investments (Realized and Unrealized)	1.60		(0.06)		(0.05)		1.95		3.30	0.95
Total from Investment Operations (b)	1.58		(0.11)		(0.13)		1.81		3.26	0.98
Distributions (From Net Investment Income)	-		-		-		-		(0.03)	-
Distributions (From Capital Gains)	(0.08)		(0.98)		(0.31)		(1.32)		-	-
Total Distributions	(0.08)		(0.98)		(0.31)		(1.32)		(0.03)	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-	-
Net Asset Value - End of Period	$14.67		$13.17		$14.26		$14.70		$14.21	$10.98
Total Return (c)	12.07%	**	(0.63)%		(0.93)%		13.82%		29.78%	9.80%	**

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$34,869		$36,611		$39,246		$42,779		$34,717	$24,956
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%	***	1.50%		1.50%		1.50%		1.50%	1.50%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.56%	***	-0.65%		-0.71%		-1.05%		-0.30%	0.30%	***
After Waiver
Ratio of Expenses to Average Net Assets (d)	1.24%	***	1.23%		1.32%		1.50%		1.50%	1.50%	***
Ratio of Net Investment Income (Loss) to Average Net Assets (d)	-0.30%	***	-0.38%		-0.53%		-1.05%		-0.30%	0.30%	***
Portfolio Turnover Rate	24.20%	**	20.58%		62.06%		55.55%		164.60%	59.33%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management and Service Fees. (Note 4)

The accompanying notes are an integral part of these financial statements.

2017 Semi-Annual Report 6

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
May 31, 2017
(Unaudited)

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on December 16, 2011. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2017, there were eight series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation. Significant accounting policies of the Fund are presented in Note 2 below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended May 31, 2017, proceeds from redemption fees were $126.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. For additional information on options transactions, see Note 5.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy

2017 Semi-Annual Report 7

Notes to Financial Statements (Unaudited) - continued

excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended May 31, 2017, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OFFSETTING ASSETS & LIABILITIES: The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. During the six month period ended May 31, 2017, the Fund was not subject to any master netting arrangements. See Note 5.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

2017 Semi-Annual Report 8

Notes to Financial Statements (Unaudited) - continued

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks). Equity securities that are traded on any exchange or on the NAS-DAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$31,083,133	$0	$0	$31,083,133
Money Market Funds	3,647,019	0	0	3,647,019
Total	$34,730,152	$0	$0	$34,730,152

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the six month period ended May 31, 2017. There were no transfers into or out of the levels during the six month period ended May 31, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 1.00% of the average daily net assets of the Fund. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Fund’s average daily net assets. This waiver will automatically terminate on March 31, 2018 unless it is renewed by the Advisor. The Advisor will not terminate the waiver prior to March 31, 2018.

2017 Semi-Annual Report 9

Notes to Financial Statements (Unaudited) - continued

As a result of the above calculation, for the six month period ended May 31, 2017, the Advisor earned management fees totaling $176,694. At May 31, 2017, the Fund owed $22,126 to the Advisor for management fees. A total of $44,174 of management fees was waived with no recoupment provisions by the Fund for the six month period ended May 31, 2017.

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. This waiver will automatically terminate on March 31, 2018 unless it is renewed by the Advisor. The Advisor will not terminate this waiver prior to March 31, 2018.

For the six month period ended May 31, 2017, the Advisor earned services fees of $88,347. At May 31, 2017, the Fund owed the Advisor services fees of $14,751. A total of $1,342 of services fees was waived with no recoupment provisions by the Fund for the six month period ended May 31, 2017.

5.) OPTION TRANSACTIONS
At May 31, 2017, the Fund did not hold any derivative instruments. However, the Fund invested in derivatives during the six month period ended May 31, 2017. The following information summarizes the Fund’s use of derivatives:

Transactions in options written during the six month period ended May 31, 2017 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 30, 2016	0	$0
Options written	126	11,718
Options terminated in closing purchase transactions	(126)	(11,718)
Options expired	0	0
Options exercised	0	0
Options outstanding at May 31, 2017	0	$0

Transactions in options purchased during the six month period ended May 31, 2017 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at November 30, 2016	0	$0
Options purchased	2,850	143,520
Options terminated in closing sale transactions	(1,675)	(96,362)
Options expired	(1,175)	(47,158)
Options exercised	0	0
Options outstanding at May 31, 2017	0	$0

The locations on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased:		Written Options at
Included In Investments in	$0	Fair Value	$0
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the six month period ended May 31, 2017 by the Fund are recorded in the following locations in the Statement of Operations:

2017 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

		Realized		Unrealized
Equity Contracts	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Net Realized		Change In Unrealized
Purchased	Gain (Loss) on	($47,764)	Appreciation (Depreciation)	$0
	Options Purchased		on Options Purchased

Options	Net Realized		Change In Unrealized
Written	Gain (Loss) on	$3,402	Appreciation (Depreciation)	$0
	Options Written		on Options Written

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

As of May 31, 2017, the Fund did not have any offsetting assets and liabilities relating to options.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

2017 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

The Trustees who are not interested persons of the Fund were each paid $750, for a total of $2,250 in Trustees’ fees for the Fund for the six month period ended May 31, 2017 by the Advisor.

7.) INVESTMENTS
For the six month period ended May 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,612,420 and $14,448,379, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At May 31, 2017, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 96.54% of Fund shares.

9.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at May 31, 2017 was $26,099,766.

At May 31, 2017, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$9,007,031	($376,645)	$8,630,386

The tax character of distributions was as follows:

	Six Months Ended	Fiscal Year Ended
	May 31, 2017	November 30, 2016
Ordinary Income	$ 0	$ 0
Long-term Capital Gain	225,478	2,719,562
	$ 225,478	$2,719,562

10.) PROXY VOTING RESULTS
On February 10, 2017, a special meeting of the shareholders of the Fund was held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 for the following purpose:

1.	To approve changing the sub-classification of the Fund from a “diversified” fund to a “non-diversified” fund (the “Reclassification”), as such terms are defined in the Investment Company Act of 1940, as amended.

Below are the voting results from the special meeting:

1. Approval of the Reclassification: For	2,503,371
Against	0
Abstain	0

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there have been no events requiring adjustment or additional disclosure in the financial statements.

2017 Semi-Annual Report 12

DISCLOSURE OF EXPENSES
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. Also, your account will be indirectly subject to the expenses of the underlying funds.

The Example is based on an investment of $1,000 invested in the Fund on December 1, 2016, and held through May 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2016
	December 1, 2016	May 31, 2017	to May 31, 2017

Actual	$1,000.00	$1,120.66	$6.56

Hypothetical	$1,000.00	$1,018.75	$6.24
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2017 Semi-Annual Report 13

ADDITIONAL INFORMATION
May 31, 2017
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s web site at www.cweil.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Fund at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

APPROVAL OF CONTINUATION OF MANAGEMENT AGREEMENT FOR
THE CHRISTOPHER WEIL & CO. CORE INVESTMENT FUND

At its quarterly meeting held on December 7, 2016, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement (the “Agreement”) between Christopher Weil & Co. (“CWC”) and the Trust, with respect to the Christopher Weil & Co. Core Investment Fund (the “CWC Fund”).

In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by CWC to the CWC Fund; (ii) the investment performance of the CWC Fund and CWC; (iii) the cost of the services to be provided and the profits to be realized by CWC from the relationship with the CWC Fund; (iv) the extent to which economies of scale will be realized as the CWC Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) CWC’s practices regarding possible conflicts of interest and other benefits to be realized by CWC.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting by a representative of CWC. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) information regarding the services and support provided to the CWC Fund and its shareholders by CWC; (ii) assessments of the investment performance of the CWC Fund by the principals of CWC; (iii) commentary on the reasons for the performance; (iv) presentations addressing CWC’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the CWC Fund and CWC; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of CWC; and (vii) a memorandum from Legal Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about CWC, including financial information, a description of personnel and the services provided to the CWC Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual

2017 Semi-Annual Report 14

Additional Information (Unaudited) - continued

funds with strategies similar to the CWC Fund; (iii) the anticipated effect of size on the CWC Fund’s performance and expenses; and (iv) benefits to be realized by CWC from its relationship with the CWC Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by CWC
In considering the nature, extent, and quality of the services provided by CWC, the Trustees reviewed the responsibilities of CWC under the Agreement. The Trustees reviewed the services being provided by CWC including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the CWC Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the CWC Fund among CWC and the service providers and the Independent Trustees; and the efforts of CWC to promote the CWC Fund and grow assets. The Trustees reflected upon discussions with a representative from CWC at the Meeting with regard to CWC’s proposal to make revisions to the CWC Fund’s strategies and diversification policy and the benefits CWC expects the changes to have for the CWC Fund. The Trustees noted the quality of CWC’s principals and the commitment to enhance CWC’s resources and systems. The Trustees evaluated CWC’s principals, including their education and experience. After reviewing the foregoing information and further information in the materials provided by CWC, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by CWC was satisfactory and adequate for the CWC Fund.

2. Investment Performance of the CWC Fund and CWC
In considering the investment performance of the CWC Fund and CWC, the Trustees compared the short-term and long-term performance of the CWC Fund with the performance of funds with similar objectives managed by other investment advisers (the “Category”), as well as with aggregated peer group data. As to the performance of the CWC Fund, the materials included information regarding the performance of the CWC Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the “Peer Group”). Performance data was for periods ending September 30, 2016 (for the Peer Group and Category) and for the period ending October 31, 2016 for the Category. The Trustees noted that for the 12-month periods ended September 30, 2016 and October 31, 2016 the CWC Fund underperformed, as applicable, its Peer Group average and Category average, and that it underperformed its benchmark index as well. It was noted that the CWC Fund has a value tilt and it is assigned to the Large Growth Category, and in this regard, the Board consider the overall investment strategies of the CWC Fund. The Board expressed the view that the CWC Fund’s underperformance relative to its Peer Group and Category was acceptable in light of all of the circumstances. The Trustees also consider the performance of separate accounts managed by the CWC that had similar holdings, but concluded that such performance was not necessarily relevant to their consideration of the overall performance of the CWC Fund. After reviewing the foregoing in greater detail, discussing the investment performance of the CWC Fund further, as well as CWC’s experience managing the CWC Fund and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the CWC Fund and CWC was satisfactory.

3. Costs of the Services to be provided and profits to be realized by CWC
In considering the costs of the services to be provided and profits to be realized by CWC from its relationship with the CWC Fund, the Trustees considered: (1) CWC’s financial condition and the level of commitment to the CWC Fund and CWC by its principals; (2) the asset level of the CWC Fund; (3) the overall expenses of the CWC Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by CWC regarding its profits associated with managing the CWC Fund. The Trustees also considered potential benefits for CWC in managing the CWC Fund. The Trustees then compared the fees and expenses of the CWC Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreement compared to other mutual funds with similar investment objectives and asset levels. In regard to the CWC Fund, it was noted that the management fee is 1.00% which is on the high-end and above the Peer Group average and the net expense ratio was also higher than the Peer Group average. It was noted that management fees charged by CWC to separately managed accounts similar to the CWC Fund were comparable to the fees charged to the CWC Fund. The Trustees recognized that under the services agreement with the CWC Fund, CWC was obligated to pay certain expenses of the CWC Fund. The Trustees noted that to date, the CWC Fund has been profitable to CWC at its current asset levels. Based on the foregoing, the Board concluded that the fees to be paid to CWC and the profits to be realized by CWC, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by CWC.

2017 Semi-Annual Report 15

Additional Information (Unaudited) - continued

4. Economies of Scale
The Trustees next considered the impact of economies of scale on the CWC Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the CWC Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the CWC Fund’s shareholders had experienced benefits from the fact that CWC was obligated under a services agreement to pay certain of the CWC Fund’s operating expenses which had the effect of limiting the overall fees paid by the CWC Fund. It was noted that effective April 1, 2016, CWC had agreed to continue to waive a portion of the fees it receives pursuant to the Agreement to 0.75% for the CWC Fund and a portion of the fees it receives pursuant to the services agreement to 0.20% for assets greater than $35 million and that this fee waiver would be in effect until March 31, 2017. CWC indicated that it would likely propose to the Board at some point in the future to lower fees on the CWC Fund. In light of its ongoing consideration of the CWC Fund’s asset levels, expectations for growth in the CWC Fund, and fee levels, the Board determined that the CWC Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by CWC.

5. Possible conflicts of interest and benefits to CWC
In considering CWC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principals of CWC; the basis of decisions to buy or sell securities for the CWC Fund; and the substance and administration of CWC’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to CWC’s potential conflicts of interest. Based on the foregoing, the Board determined that CWC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Board considered the fee assessment practices of CWC with respect to separate account clients that invest in the CWC Fund and the potential conflicts of interest that could arise from those practices. CWC noted that it may experience certain cost savings by having the CWC Fund within the Trust, which is made up of other series in which it may share certain expenses. Based on the foregoing, the Board concluded that the practices of CWC with respect to the possible conflicts of interest and benefits to be derived by those entities was acceptable.

The Board then reflected on its in-person discussion with representatives of CWC earlier in the Meeting. Next, the Independent Trustees and Counsel met in executive session to discuss the continuation of the Agreement. The officers of the Trust and others present at the Meeting were excused during this discussion.

After further review, discussion, and determination that the best interests of the CWC Fund’s shareholders were served by the renewal of the Agreement.

2017 Semi-Annual Report 16

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2017 Semi-Annual Report 17

Investment Advisor
Christopher Weil & Company, Inc.

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds
11236 El Camino Real, Suite 200
San Diego, California 92130
1-888-550-9266 OR 1-800-355-9345
www.cweil.com

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/21/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 7/21/17